Exhibit 10.1
CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT
CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”), dated as of November 6, 2026, among SILGAN HOLDINGS INC., a Delaware corporation (“Silgan”), SILGAN CONTAINERS LLC, a Delaware limited liability company (“Containers”), SILGAN PLASTICS LLC, a Delaware limited liability company (“Plastics”), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation (“Manufacturing”), SILGAN INTERNATIONAL HOLDINGS B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, a Delaware corporation (“Dispensing”, and together with Silgan, Containers, Plastics, Manufacturing and Silgan International B.V., the “Borrowers” and each individually, “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrowers, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Amended and Restated Credit Agreement, dated as of March 24, 2017 (as amended prior to the date hereof, the “Credit Agreement”);
WHEREAS, Silgan has informed the Administrative Agent and the Lenders that (i) Silgan Holdings LLC, a Delaware limited liability company and Wholly Owned Subsidiary of Silgan (“Silgan Holdings”), has formed Silgan Metal Packaging LLC, a Delaware limited liability company and Wholly Owned Subsidiary of Silgan Holdings (such Subsidiary, “MetalCo”), and (ii) Silgan intends to contribute, directly or through one or more Wholly Owned Subsidiaries of Silgan, Silgan’s metal container business and metal and plastic non-dispensing closures business, including the Subsidiaries that hold such businesses (such Subsidiaries, the “Contributed Subsidiaries”), to MetalCo (such contribution, the “MetalCo Business Contribution”) in connection with a joint venture with an affiliated fund of American Industrial Partners, whereby such affiliated fund will become an equity holder of MetalCo and then MetalCo and its Subsidiaries will acquire Trivium Packaging (such transactions, collectively with the MetalCo Unrestricted Subsidiary Designation (as defined below), including all transactions specifically contemplated by the Transaction Agreement (the “Transaction Agreement”), dated as of October 17, 2026 by and among Silgan, A-VL Holdco, LP, a Delaware limited partnership, and MetalCo, the “MetalCo Transactions”);
WHEREAS, Silgan has requested that the Administrative Agent and the Lenders consent to (i) the designation of MetalCo as an Unrestricted Subsidiary under the Credit Agreement effective as of the Consent Effective Date and (ii) the designation of each entity that becomes a Subsidiary of MetalCo as an Unrestricted Subsidiary under the Credit Agreement effective as of the date upon which such entity becomes a Subsidiary of MetalCo, in each case, notwithstanding any of the requirements, limitations or provisions set forth in the definition of “Unrestricted Subsidiary” (such designations, collectively, the “MetalCo Unrestricted Subsidiary Designations”), and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to each such designation as more specifically set forth herein;
WHEREAS, pursuant to Section 1.03 of the Credit Agreement, Silgan may request that any proposed Permitted Acquisition be treated as a Limited Condition Acquisition and that Silgan may test the conditions to such Limited Condition Acquisition in accordance with Section 1.03 of the Credit Agreement;

WHEREAS, Silgan has requested that the Administrative Agent and the Lenders agree that, notwithstanding the requirements of Section 1.03 of the Credit Agreement, Silgan shall be permitted to test compliance with any basket, leverage ratio, pro forma financial covenant compliance and absence of any Default or Event of Default necessary for the consummation of the MetalCo Transactions as of the date of effectiveness of the Transaction Agreement as if it were a Limited Condition Acquisition (such testing agreement, the “Limited Conditionality Testing Agreement”), and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to the Limited Conditionality Testing Agreement as more specifically set forth herein;
WHEREAS, pursuant to Section 5.02(g) of the Credit Agreement, 100% of the aggregate Net Proceeds from Asset Sales in excess of $750,000,000 after the Fifth Amendment Effective Date are required to be applied as a mandatory prepayment of Loans in accordance with Section 5.02(j) of the Credit Agreement;
WHEREAS, Silgan has requested that the Administrative Agent and the Lenders agree that, notwithstanding the requirements of Section 5.02(g) of the Credit Agreement, any Net Proceeds from the MetalCo Transactions that would be required to be used as a mandatory prepayment of the Loans under the Credit Agreement pursuant to the terms thereof may instead be applied to redeem any Senior Notes and/or Silgan’s 4.25% Senior Notes due 2031 issued pursuant to that certain Indenture, dated as of September 12, 2025, among Silgan, U.S. Bank Trust Company, National Association, as trustee, U.S. Bank Europe DAC, UK Branch, as paying agent, U.S. Bank Europe DAC, as registrar and transfer agent, and the guarantors party thereto from time to time (any such redemption, the “Senior Notes Redemption”), and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to such application as more specifically set forth herein; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.Consent. Pursuant to Section 12.12 of the Credit Agreement and subject to the terms and conditions hereof and in reliance on the representations and warranties of the Borrowers made herein, each Lender party hereto hereby agrees to (a) the MetalCo Unrestricted Subsidiary Designations, and in connection therewith, (A) the release of any US Subsidiary Guarantor that is a Contributed Subsidiary from its obligations under any Credit Documents and (B) the release of any equity interest in any Contributed Subsidiary that is pledged under any Credit Documents, (b) the Limited Conditionality Testing Agreement and (c) the Senior Notes Redemption; provided that (i) the MetalCo Business Contribution shall not occur until reasonably prior to, and in connection with, in preparation for, or as may be necessary for the consummation of, the MetalCo Transactions, so long as the MetalCo Business Contribution is permitted under the Existing Credit Agreement (subject to the Limited Conditionality Testing Agreement), (ii) no Subsidiaries or businesses of Silgan, other than the Contributed Subsidiaries, shall be contributed to MetalCo and (iii) in the event that the MetalCo Transactions do not close and the agreements related thereto are terminated, MetalCo and its Subsidiaries will at such time cease to be Unrestricted Subsidiaries. The consents set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Documents are intended to be affected hereby.
SECTION 2.Acknowledgement and Confirmation. Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to the Consent and the transactions contemplated hereunder:

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(a)all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and
(b)all of the Liens and security interests created and arising under such Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 7.05 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Credit Documents.
SECTION 3.Conditions of Effectiveness of this Consent. This Consent shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Consent Effective Date”):
(a)the Administrative Agent’s receipt of this Consent, duly executed by the Borrowers, the Guarantors existing as of the Consent Effective Date, the Administrative Agent and the Lenders constituting Required Lenders;
(b)payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Consent Effective Date (except as otherwise reasonably agreed to by Silgan), required to be paid on the Consent Effective Date; and
(c)payment of all fees to the Lenders required to be paid on the Consent Effective Date.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.
SECTION 4.Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 12.01 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 5.Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Consent, each Credit Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Consent Effective Date that, in each case:
(a)the representations and warranties of each Credit Party set forth in Article VII of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Consent Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and
(b)prior to and immediately after effectiveness of this Consent, no Default or Event of Default exists and is continuing.

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SECTION 6.Reference to and Effect on the Credit Agreement and the Credit Documents.
(a)On and after the Consent Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Consent.
(b)The Credit Agreement and each of the other Credit Documents, as specifically modified by this Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents.
(d)This Consent shall constitute a “Credit Document” under and as defined in the Credit Agreement.
SECTION 7.Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.Counterparts. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Consent shall be effective as delivery of an original executed counterpart of this Consent. The words “execution,” “signed,” “signature,” and words of like import in this Consent shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.
BORROWERS:
SILGAN HOLDINGS INC., as US Borrower
By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Executive Vice President, General Counsel
and Secretary

SILGAN CONTAINERS LLC
SILGAN PLASTICS LLC
SILGAN CONTAINERS MANUFACTURING CORPORATION
SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, as US Borrowers

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Vice President and Secretary

SILGAN INTERNATIONAL HOLDINGS B.V., as a Dutch Borrower

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Authorized Representative

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

GUARANTORS:
SILGAN HOLDINGS INC., as a Guarantor
By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Executive Vice President, General Counsel
and Secretary
SILGAN HOLDINGS LLC
SILGAN CORPORATION, each as a Guarantor
By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Executive Vice President, General Counsel
and Secretary

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

SILGAN CONTAINERS LLC
SILGAN PLASTICS LLC
SILGAN CONTAINERS MANUFACTURING CORPORATION
SILGAN EQUIPMENT COMPANY
SILGAN PLASTICS CORPORATION
SILGAN WHITE CAP LLC
SILGAN WHITE CAP CORPORATION
SILGAN WHITE CAP AMERICAS LLC
SILGAN TUBES HOLDING COMPANY
SILGAN IPEC CORPORATION
SILGAN PLASTIC FOOD CONTAINERS CORPORATION
PORTOLA PACKAGING LLC
SILGAN DISPENSING SYSTEMS CORPORATION
SILGAN DISPENSING SYSTEMS SLATERSVILLE LLC
SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY
SILGAN DISPENSING SYSTEMS THOMASTON CORPORATION
SILGAN DISPENSING SYSTEMS METAL HOLDINGS CORPORATION
SILGAN DISPENSING SYSTEMS METAL REAL ESTATE CORPORATION
SILGAN DISPENSING SYSTEMS COVIT AMERICA CORPORATION
SILGAN SPECIALTY PACKAGING LLC
SILGAN UNICEP PACKAGING LLC
SILGAN SPECIALTY PACKAGING TRIADELPHIA LLC, each as a Guarantor

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Vice President and Secretary

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

SILGAN HOLDINGS INC., in its capacity as general partner of SILGAN PARTNERSHIP C.V., as a Guarantor
By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Executive Vice President, General Counsel
and Secretary

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Collateral Agent, an Issuing Lender and a Lender

By: /s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Managing Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender and an Issuing Lender

By: /s/ Daniel Phelan
Name: Daniel Phelan
Title: Director
Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Lender and an Issuing Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director
Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and an Issuing Lender

By: /s/ Yangmengyan Li
Name: Yangmengyan Li
Title: Authorized Officer
Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

TRUIST BANK, as a Lender and an Issuing Lender

By: /s/ Chris Hursey
Name: Chris Hursey
Title: Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender and an Issuing Lender

By: /s/ Michael Lahaie
Name: Michael Lahaie
Title: Managing Director

By: /s/ Drew Prather
Name: Drew Prather
Title: Vice President

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and an Issuing Lender

By: /s/ Jun Ashley
Name: Jun Ashley
Title: Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Lender and an Issuing Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender and an Issuing Lender

By: /s/ Karina Rodriguez
Name: Karina Rodriguez
Title: Authorized Signatory

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

M&T BANK, as a Lender

By: /s/ Donna J. Emhart
Name: Donna J. Emhart
Title: Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Sawyer Johnson
Name: Sawyer Johnson
Title: Vice President

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ James Disher
Name: James Disher
Title: Managing Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page

RAIFFEISEN BANK INTERNATIONAL AG, as a Lender

By: /s/ Zimmermann Markus
Name: Zimmermann Markus
Title: Director

By: /s/ Johannes Lohr
Name: Johannes Lohr
Title: Director

Silgan Holdings Inc.
Consent to Amended and Restated Credit Agreement
Signature Page